Debentures, Bank Loans and Credit	12 Months Ended
Dec. 31, 2017
Debentures, Bank Loans And Credit [Abstract]
Debentures, Bank Loans and Credit
Note 13 -	Debentures, Bank Loans and Credit

A.	Composition

	December 31
	2016	2017
	NIS	NIS
Current liabilities
Current maturities of debentures	1,342	1,263
Current maturities of bank loans	839	692
	2,181	1,955
Non-current liabilities
Debentures	9,157	8,748
Bank loans	3,084	4,401
	12,241	13,149
	14,422	15,104

B.	Debt terms and repayment schedule

	December 31, 2016		December 31, 2017			Nominal
		Carrying		Carrying		interest
	Par value	amount	Par value	amount	Currency	rate
	NIS	NIS	NIS	NIS		%
Loans from banks and others:
Unlinked - Variable interest	978	978	675	675	NIS	P-0.33 to P+0.2
Unlinked - Fixed interest	2,931	2,945	4,398	4,418	NIS	2.40 to 6.85
	3,909	3,923	5,073	5,093
Debentures:
Linked to the Israeli CPI - fixed interest	4,925	5,234	4,695	4, 900	NIS	2.20 to 8.40
Unlinked - variable interest	734	734	734	732	NIS	Makam + 1.4
Unlinked - fixed interest	4,505	4,531	4,347	4,379	NIS	3.60 to 6.65
	10,164	10,499	9,776	10,011
Total interest-bearing liabilities	14,073	14,422	14,849	15,104

(1)	Issuance of Series C Debentures

On September 28, 2010, the Company issued Series C Debentures at a par value. The Series C Debentures were listed on the TASE.

The Series C Debentures are payable in four equal annual installments on March 10 of each of the years 2016 through 2019 and pay interest at a fixed annual rate of 4.45% which is payable semi-annually on March 10 and September 10 of each of the years 2011 through 2019 (the first interest payment was made on March 10, 2011, and the last interest payment is payable on March 10, 2019). The Series C Debentures are NIS denominated and are linked to the Israeli CPI.

The Series C Debentures contain standard terms and conditions and are unsecured, non-convertible and do not restrict the Company’s ability to issue any new series of debt instruments or distribute dividends in the future.

As of December 31, 2017, the par value of the outstanding Series C Debentures was NIS 41.

As at December 31, 2017, and the approval date of the financial statements, the Company was in compliance with the financial covenants of the debentures.

(2)	Issuance of Series D Debentures and replacement of debentures

On March 3, 2014 the Company issued Series D Debentures at a par value. The Series D Debentures were listed on the TASE.

The Series D Debentures are repayable in five installments as follows: (i) 10% of the principal amount on September 15, 2018 and 2019; (ii) 30% of the principal amount on September 15, 2020 and 2021; and (iii) the final 20% of the principal amount on September 15, 2022. Series D Debentures bear annual interest of 6% payable on March 15 and September 15 of each of the years 2014-2022, other than the first interest payment which was made on September 15, 2014. Both principal and interest are linked to the Israeli CPI as of January 2014.

The Series D Debentures contain standard terms and conditions and are unsecured, non-convertible and do not restrict the Company’s ability to issue any new series of debt instruments. The Series D Debentures contain certain limitation on distribution of dividends by the Company.

In October 2017 the Company completed two private placements of NIS 227 par value of Series D Debentures to certain institutional investors in Israel in exchange for NIS 205 par value of the Company’s outstanding Series C Debentures, reflecting an exchange ratio of 1:1.11 (NIS 1.11 principal amount of Series D Debentures for NIS 1 principal amount of Series C Debentures).

As of December 31, 2017, the par value of the outstanding Series D Debentures was NIS 757.

As at December 31, 2017, and the approval date of the financial statements, the Company was in compliance with the financial covenants of the debentures.

The Company and its Israeli legal advisors’ belief that the publication of the Company’s annual financial statements with the accompanying Auditors’ Report with a “qualified opinion” does not constitute an event of default under the Company’s outstanding debentures. Nevertheless, it is not possible to predict with certainty that a debenture holder may claim otherwise. The Company believes that it has qualitative legal and economic arguments against a claim of breach by any holder of debentures. There is also a possibility of changing the nature and location of the listing of the Company’s securities from the United States to elsewhere in a manner that may resolve such possible claim, if raised. A default under the Debentures could have a material adverse effect on the Company’s business, financial condition, results of operations and cash flows.

B Communications debentures

(3)	On September 21, 2010, B Communications issued, NIS 400 of Series B Debentures, at par value, to the public in Israel. In January 2012 and August 2013, B Communications completed private placements of additional Series B Debentures in the amount of NIS 126 and NIS 180 par value, respectively, to certain Israeli institutional investors.

On April 1, 2016, B Communications completed a private placement of NIS 148 par value of its Series B Debentures to Israeli institutional investors for an aggregate consideration of NIS 162.

As at December 31, 2017 par value of the outstanding Series B Debentures was NIS 452.

The Series B Debentures are denominated in NIS, bear interest at a fixed annual rate of 6.5% which is payable semi-annually on March 31 and September 30 of each of the years 2011 through 2019 (the first interest payment was made on March 31, 2011 and the last interest payment is payable on March 31, 2019). The Series B Debentures principal is payable in four equal installments on March 31 of each year starting from 2016. The Series B Debentures interest is payable on March 31 of each year starting from the date of issuance.

According to the financial covenants of the Series B Debentures B Communications is obligated to the following:

1.	Not issue any additional Series B Debentures if such increase will decrease the A2 rating of the Series B Debentures.

2.	To maintain control of Bezeq.

3.	The investors will have the right to require the immediate repayment of the Series B debentures if Eurocom will no longer holds the controlling interest in B Communications.

As at December 31, 2017, and the approval date of the financial statements, B Communications was in compliance with the financial covenants of the Series B debentures.

(4)	On February 19, 2014, B Communications issued $800 of 7⅜ Senior Secured Notes (“the Notes”). The Notes were offered and sold in the United States to qualified institutional buyers pursuant to Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”) and to certain qualifying investors in offshore transactions, including in Israel, in reliance on Regulation S under the Securities Act. The Notes were senior obligations of B Communications and were guaranteed by its two wholly-owned subsidiaries, SP1 and SP2, on a senior secured basis (“the Guarantees”). The Notes and the Guarantees were secured by first priority pledges over all of the capital stock of SP2, the capital stock of Bezeq held by SP2, and additional collateral. The Notes were admitted for trading on the institutional trading system of the Tel Aviv Stock Exchange for by known as TACT Institutional.

B Communications used the net proceeds from the offering to repay all amounts outstanding under the loans received by SP2 and SP1 from Bank Hapoalim Ltd. (“Bank Hapoalim”), and Migdal Insurance and Financial Holdings Ltd. Group (“Migdal”) respectively and to deposit funds into a debt service account.

Under the terms of the indenture for the Notes funds maintained by SP2 had to be deposited in one or more accounts designated as a lockbox account and pledged as collateral to the security agent for the benefit of the holders of the Notes.

On August 10, 2014 B Communications’ Board of Directors approved the buyback of up to $50 of the Notes. On January 20, 2016, B Communications completed its $50 repurchase program and its Board of Directors approved the extension and increase of the program by an additional $50. During 2015 and 2016, B Communications purchased $65 par value of the Notes.

On May 26, 2016 B Communications announced that its wholly-owned subsidiary, B Communications (SP4) LP, had invited holders of the Notes to submit tenders to purchase their Notes for cash within a purchase price range of $1.00 to $1.07 per $1.00 nominal amount of the Notes. The aggregate par value of the Notes tendered and purchased was approximately $18.6.

The total loss incurred from the repurchase of the Notes during 2015 and 2016 amounted to NIS 33.

In September 2016, the Notes were fully repaid following the issuance of Series C Debentures, as detailed below in Note 13B(6).

(5)	On September 18, 2016, B Communications issued, at par value, NIS 1.9 billion of Series C Debentures to the public in Israel. The principal of the Series C Debentures will be payable in four equal instalments payable on November 30 of each of the years 2020 through 2023 and one instalment payable on November 30, 2024. Each of the first four instalments will be equal to 7.5% of the principal amount of the aggregate amount of the Series C Debentures issued and the last instalment will equal to 70% of such principal amount. The annual coupon of the Series C Debentures is 3.6% and will be denominated in NIS. The interest on the outstanding principal of the Series C Debentures is payable in semi-annual payments on May 31 and November 30 of each year.

The net proceeds from the offering together with cash and cash equivalents of B Communications were used to fully redeem the outstanding Notes and to deposit the upcoming interest payment due in May 2017 into a trustee account solely for the benefit of the holders of the Series C Debentures.

On January 16, 2017, B Communications completed a private placement of NIS 118 par value of its Series C Debentures to Israeli institutional investors for consideration of NIS 118.

As at December 31, 2017, the par value of the outstanding Series C Debentures was NIS 2.0 billion.

On January 23, 2018, the Company completed a private placement of NIS 240 par value of its Series C Debentures to Israeli institutional investors for an aggregate consideration of NIS 249.

Below are the main undertakings and covenants with respect to the Series C Debentures:

B Communications undertook to refrain from creating in favor of any third party a lien of any ranking whatsoever over its direct and/or indirect holdings of 691,361,036 shares of Bezeq, including any of the rights accompanying such shares (hereinafter, the “Undertaken Shares”) without the prior consent of the holders of the Series C Debentures by a special resolution (hereinafter, “Negative Lien Undertaking”).

B Communications further undertook to refrain from making any disposition of the Undertaken Shares without the prior consent of the holders of the Series C Debentures by a special resolution. Notwithstanding the foregoing, and subject to the provisions of applicable law and/or permit, B Communications may sell all or a portion of the Undertaken Shares to any third party, provided that in such instance, B Communications uses the net proceeds it receives from such sale, less the taxes, expenses and deductions entailed in the sale of such shares, to make full or partial early redemption, of the Series C Debentures (exclusively) in accordance with the provisions the indenture for the Series C Debentures .

B Communications undertook to refrain from assuming additional debt, with the exception of:

a.	Financial debt in an amount (principal) which does not exceed NIS 400;

b.	The financial debt is not secured by any collateral and does not have priority over Series C Debentures in creditor ranking upon insolvency.

c.	The total par value of the Series C Debentures together with the total principal amount of the additional debt together with the (principal) amount of the new debt which B Communications intends to assume does not exceed an aggregate of NIS 2.3 billion.

As at December 31, 2017, and the approval date of the financial statements, B Communications was in compliance with the financial covenants of the Series C Debentures.

Control of Bezeq

B Communications undertook to hold (directly and/or indirectly) at least 25% of Bezeq’s issued and paid-up capital, unless a regulatory permit/approval is received to reduce such shareholding percentage.

Control in the Company

Eurocom Communications, undertook to refrain from transferring control of B communications (directly or indirectly) to a party which has not been authorized in advance by the necessary regulatory entities, to the extent such approvals are required, at the relevant time.

Minimum equity

B Communications undertook that its equity (capital attributed to B Communications’ shareholders, without non-controlling interests) (hereinafter, the “Equity”) according to its last consolidated financial statements published, shall not be less than NIS 650 for the duration of two or more consecutive calendar quarters. The indenture for the Series C Debentures includes a mechanism of adjustment of interest rate in the event of a drop below the Minimum Equity or in the event of a downgrade in the rating of the Series C Debentures.

Restriction on distribution

B Communications undertook not to distribute a dividend to its shareholders and/or perform a buyback of its shares and/or any other distribution as defined in the Companies Law unless all the conditions provided in subsections (a) through (f) below are satisfied:

a.	The distribution will not cause a downgrade in the rating of the Series C Debentures.

b.	B Communications is not in violation of any of the covenants.

c.	No grounds for immediate repayment exist at the time a resolution to make a distribution is adopted, and no such grounds exist as a result of such distribution.

d.	B Communications’ Equity post-distribution is not less than NIS 800.

e.	Until full repayment of the principal of the Series C Debentures, B Communications shall not distribute a dividend exceeding 75% of the balance of B Communications’ distributable surpluses (the surplus balance or surpluses accrued in the last two years, in accordance with the definitions provided in the Companies Law) in accordance with its consolidated financial statements. In addition, B Communications shall not make a distribution if it recorded an aggregate net loss in the last four quarters preceding the distribution date, on the basis of its last financial statements and/or the quarterly financial report published prior to the distribution date.

f.	Notwithstanding the foregoing, the restrictions set forth in this subsection shall not apply with respect to the balance of B Communications’ profits/surpluses which are distributable in accordance with the provisions of the Companies Law, B Communications’ financial statements as of June 30, 2016 (i.e. a total of NIS 416 which shall be excluded from the distribution restrictions under this subsection (f); for the avoidance of doubt, the restrictions provided in subsections (a) through (e) shall apply with respect to such distribution).

Ratio of unconsolidated equity to total unconsolidated balance sheet

Ratio of unconsolidated equity to total unconsolidated balance sheet: B Communications’ equity shall not be less than 15% of the total balance sheet in accordance with B Communications’ audited or reviewed (unconsolidated) financial statements (or, alternatively, the quarterly financial report figures, as elected by B Communications), as the case may be, for two or more consecutive calendar quarters.

B Communications and its Israeli legal advisors’ belief that the publication of its annual financial statements with the accompanying Auditors’ Report with a “qualified opinion” does not constitute an event of default under its outstanding debentures. Nevertheless, it is not possible to predict with certainty that a debenture holder may claim otherwise. B Communications believes that it has qualitative legal and economic arguments against a claim of breach by any holder of debentures. There is also a possibility of changing the nature and location of the listing of the its securities from the United States to elsewhere in a manner that may resolve such possible claim, if raised. A default under its Debentures could have a material adverse effect on its business, financial condition, results of operations and cash flows.

(6)	Below are details of the terms that Bezeq undertook for the loans that were received and the debentures that were issued:

a.

For Bezeq’s overall debt, standard grounds were included for immediate repayment of the debentures and loans, including breach events, insolvency, dissolution procedures or receivership. In addition, a right was determined to call for immediate repayment if a third-party lender calls for immediate repayment of Bezeq ’s debts in an amount exceeding the amount determined.

In addition, Bezeq has undertaken not to create additional liens on its assets unless liens are created at the same time in favor of the debenture holders and the lending banks (negative lien). The lien includes exceptions, including regarding a lien on assets that will be purchased or expanded by Bezeq, if the undertakings underlying the lien are created for the purchase or expansion of those assets and for the matter of a token lien.

b.	For Bezeq’s public debentures and bank loans in the amount of NIS 3.3 billion as at December 31, 2017, and for loans from financial institutions in the amount of NIS 2 billion as at December 31, 2017, Bezeq has undertaken that if it makes an undertaking towards any entity in respect of compliance with financial covenants, it will also provide the same undertaking to these lenders (subject to certain exceptions).

c.	For Bezeq’s public debentures and for loans from financial institutions amounting to NIS 1.7 billion, grounds were included for immediate repayment, if telecommunication ceases to be the Group’s core activity.

d.	For Debentures (Series 9-10) and for loans from financial institutions in the amount of NIS 1 billion, grounds were included for the immediate repayment of the loans in the event of a change in control, following which the current controlling shareholders in Bezeq will cease to be controlling shareholders, with the exception of: (1) transfer of control to a transferee that received approval for control in Bezeq in accordance with the provisions of the Telecommunications Law and/or the Telecommunications Order; or (2) transfer of control in which the transferee holds control together with the current controlling shareholders in Bezeq, provided that the holding rate of the current controlling shareholders in Bezeq in the shares of Bezeq does not fall below 50.01% of the total shares of Bezeq held by the controlling shareholders together; or (3) a change in control to be approved by a meeting of the debenture holders/lenders.

e.	For Bezeq’s public debentures and for loans from financial institutions amounting to NIS 1.7 billion, Bezeq has undertaken to the lenders to take steps so that, to the extent under its control, the debentures will be rated by at least one rating agency, so as long as there are debentures of the relevant series in circulation or a balance in loans, as the case may be.

f.	In addition, for Debentures (Series 9 and 10) and for loans from financial institutions in the amount of NIS 1 billion, grounds were included for immediate repayment of the debentures in the event of the recording of a going concern qualification in Bezeq’s financial statements for two consecutive quarters, in the event of a material deterioration in Bezeq’s business compared with the situation at the time of the issue, and there is real concern that Bezeq will not be able to repay the debentures/loans on time (as set out in section 35(I)1a1 of the Israel Securities Law).

As at December 31, 2017 and the approval date of the financial statements, Bezeq was in compliance with all its liabilities, there were no grounds to call for immediate repayment, and financial covenants were not set out as described above.

C.	Non-marketable debentures issued by DBS

In May 2017, Bezeq issued Debentures (Series 6 and 10), to the holders of Debentures (Series B) of DBS, which are listed on the TACT-Institutional system of the TASE in return for the DBS debentures that they hold.

The offering was carried out in accordance with the Shelf Prospectus and the Shelf Offering Memorandum as follows: NIS 125 par value DBS Debentures were exchanged for NIS 125.75 par value Debentures (Series 6), of Bezeq and NIS 436.31 par value DBS Debentures were exchanged for NIS 481.68 par value Debentures (Series 10) of Bezeq.

An exchange of debentures having substantially different terms was accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability at fair value. Accordingly, the Group recognized financing expenses of NIS 13, for the difference between the amortized cost of the debentures of DBS and the fair value of Debentures (Series 6 and 10) issued by Bezeq.

In addition, in June 2017, Bezeq acquired NIS 17.40 par value DBS Debentures for NIS 20.

Accordingly, DBS has Debentures (Series B), with a balance of NIS 435 as at December 31, 2017 (of which Bezeq held NIS 419). Subsequent to the reporting date, Bezeq converted the balance of the DBS debentures it holds into capital and the balance of the debentures amounted to an immaterial amount of NIS 15 held by the public.

D.	Movement in liabilities arising from financing activities

	Debentures (including accrued interest)	Loans (including accrued interest)	Total
	NIS	NIS	NIS
Balance as at January 1, 2017	10,577	3,944	14,521
Changes due to cash flows from financing activities
Consideration from the issue of debentures and receipt of loans, less transaction costs	635	2,000	2,635
Repayment of debentures and loans	(1,107)	(835)	(1,942)
Interest paid	(425)	(158)	(583)
Net cash generated from (used in) finance activities	(897)	1,007	110
Financing expenses recognized in the statement of income	378	163	541
Balance as at December 31, 2017	10,058	5,114	15,172